EXHIBIT 10.2
AMENDMENT NO. 2 TO REVOLVING NOTE
     This Amendment No. 2 to Revolving Note (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Second Amendment”), dated November 30, 2009, is from Professional Veterinary Products, Ltd., a Nebraska corporation (“PVPL”), ProConn, LLC, a Nebraska limited liability company (“ProConn”), and Exact Logistics, LLC, a Nebraska limited liability company (“Exact”, together with PVPL and ProConn, collectively and individually herein referred to as “Borrower”), to and in favor of First National Bank of Omaha, a national banking association (“Bank”).
RECITALS
     I. Borrower executed and delivered to Bank a Revolving Note dated November 14, 2006, as amended on August 21,2009 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Original Revolving Note”).
     II. The Original Revolving Note was given in connection with, and governed by, the Loan Agreement dated November 14, 2006 by and among Borrower and Bank, as amended on September 17, 2007, November 19, 2008 and August 21,2009 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Loan Agreement”).
     III. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.
     IV. Borrower has requested that certain terms and conditions of the Loan Agreement be amended to extend the maturity date of, and implement an interest rate floor with respect to, the revolving credit facility provided by the Loan Agreement, and desires to amend certain terms and conditions of the Original Revolving Note in connection therewith.
     Accordingly, in consideration of the Recitals and the terms and conditions herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Bank agree as follows:
AGREEMENT
     1. The first paragraph of the Original Revolving Note is hereby amended by deleting the first paragraph in its entirety and substituting the following first paragraph in its place:
     FOR VALUE RECEIVED, Professional Veterinary Products, Ltd., a Nebraska corporation (“PVPL”), ProConn, LLC, a Nebraska limited liability company (“ProConn”), Exact Logistics, LLC, a Nebraska limited liability company (“Exact”, together with PVPL and ProConn, collectively and individually herein referred to as “Borrower”), promise to pay, on or before February 1, 2010, to the order of First National Bank of Omaha, a national banking association (“Bank”), at the Bank’s office at 1620 Dodge Street, Omaha, Nebraska 68197, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of THIRTY SEVEN MILLION FOUR HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($37,480,000) or, if less, the aggregate unpaid principal amount of all Advances evidenced by this Revolving Note (this “Note”) issued under the Loan Agreement by and among Borrower and

Bank of even date herewith (the “Loan Agreement”), together with interest from the date the proceeds of the Advances are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon and remaining unpaid on February 1, 2010 (or, if later, upon payment in full), at the interest rate, in the manner and on the dates specified in the Loan Agreement.
     2. References throughout the Loan Agreement, Notes and Collateral Agreements to the Loan Agreement, Notes and Collateral Agreements are hereby amended to include any amendments, restatements, modifications or supplements thereto.
     3. Except as specifically amended herein, the Original Revolving Note shall remain in full force and effect as originally executed.
     4. This Second Amendment shall be binding on the successors and assigns of the parties hereto.
     5. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.
[Signature Page Follows]

     Executed as of the 30 day of November, 2009.

Professional Veterinary Products, Ltd., a Nebraska corporation
By:	/s/ Tara Chicatelli
Tara Chicatelli, its Chief Financial Officer

ProConn, LLC,
By:	Professional Veterinary Products, Ltd.,
a Nebraska corporation,
its Manager and sole Member

By:	/s/ Tara Chicatelli
Tara Chicatelli, its Chief Financial Officer

Exact Logistics, LLC, a Nebraska limited liability company
By:	Professional Veterinary Products, Ltd.,
a Nebraska corporation,
its Manager and sole Member

By:	/s/ Tara Chicatelli
Tara Chicatelli, its Chief Financial Officer

3